UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020 (January 13, 2020)

GLYECO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 387 Institute, West Virginia	25112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2020, GlyEco, Inc. (“GlyEco,” or the “Company”) and GlyEco West Virginia, Inc. (f/k/a Recovery Solutions & Technologies, Inc.), a Delaware corporation and wholly-owned subsidiary of the Company (“GlyEco WV” and collectively with the Company, the “GlyEco Parties”) entered into a strict foreclosure agreement (the “Agreement”) with NFS Leasing, Inc., a Massachusetts corporation (“NFS”) that consists of the GlyEco Parties’ agreement and consent to NFS’s acceptance of certain collateral pledged by the GlyEco Parties (the “Collateral”) in partial satisfaction of certain obligations under that certain the Amended and Restated Security Agreement between GlyEco WV and NFS dated May 23, 2019 and the Amended and Restated Security Agreement (and related documents) between the Company and NFS dated effective as of May 23, 2019 (together, the “Security Agreements”), which were previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 6, 2019. A copy of the Agreement is included as Exhibit 10.1 to this current report and is hereby incorporated by reference.

The Agreement memorializes the GlyEco Parties’ consent to NFS’s election to accept the Collateral in partial satisfaction of the GlyEco Parties’ obligations pursuant to the Security Agreements and the GlyEco Parties’ waiver of the right to notice of such election pursuant to Uniform Commercial Code.

The Agreement also provides for NFS’s acceptance of the Collateral in satisfaction of $2,825,725.42 of the $5,687,026.78 (the “Total Balance”) outstanding due from the GlyEco Parties to NFS pursuant to the Security Agreements as of January 13, 2020. The GlyEco Parties remain liable, jointly and severally, under the Security Agreements to NFS for the remainder of the Total Balance of $2,861,301.36.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

On January 16, 2020, Dwight Mamanteo, Charles Trapp, Frank Kneller, and Scott Nussbaum (together, the “Independent Directors”) tendered their resignations as directors of the Company effective immediately. The resignations were not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2020

GlyEco, Inc.

By:	/s/ Richard geib
Name:	Richard Geib
Title:	Chief Executive Officer

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